Sub-Item 77Q1(e)


                                AMENDMENT NO. 3
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP


           This Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of June , 2000, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Restated Agreement").

           Under Section 9.7 of the Restated Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

           NOW, THEREFORE, the Restated Agreement is hereby amended as follows:

           1. Schedule A of the Restated Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

           2. All references in the Restated Agreement to "this Agreement" shall mean the Restated Agreement as amended by this Amendment and all prior amendments thereto.

           3. Except as specifically amended by this Amendment, the Restated Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


            IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June , 2000.


                                                -------------------------------
                                                Name:  Robert H. Graham
                                                Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 3
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP



                                  "SCHEDULE A
                                AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF


AIM Balanced Fund                                                             AIM European Small Company Fund

Class A Shares                                                                Class A Shares
Class B Shares                                                                Class B Shares
Class C Shares                                                                Class C Shares


AIM Global Utilities Fund                                                     AIM International Emerging Growth Fund

Class A Shares                                                                Class A Shares
Class B Shares                                                                Class B Shares
Class C Shares                                                                Class C Shares


AIM New Technology Fund                                                       AIM Select Growth Fund

Class A Shares                                                                Class A Shares
Class B Shares                                                                Class B Shares
Class C Shares                                                                Class C Shares


AIM Small Cap Equity Fund                                                     AIM Value Fund

Class A Shares                                                                Class A Shares
Class B Shares                                                                Class B Shares
Class C Shares                                                                Class C Shares


AIM Value II Fund

Class A Shares
Class B Shares
Class C Shares"